united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Emile Molineaux, Ultimus Fund Solutions

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 5/31

Date of reporting period: 11/30/23

Item 1. Reports to Stockholders.

Essential 40 Stock Fund
Class I Shares (Symbol: ESSIX)

SEMI-ANNUAL REPORT
November 30, 2023

1-844-767-3863

Distributed by Northern Lights Distributors, LLC
Member FINRA/SIPC

Dear Essential 40 Stock Fund Shareholder,

Please find the semi-annual report for the Essential 40 Stock Fund (“ESSIX”, “Fund”). This report covers the period beginning June 1, 2023, and ending November 30, 2023.

U.S. equity markets have surpassed some investors’ expectations with strong returns thus far in 2023, as the global economy continues to recover from various market dislocations still lingering from Covid-19. So far, this post mid-term election year has seen better-than-expected earnings reports coupled with consistent consumer strength. Although this robust combination has pushed recessionary expectations further out, investors’ concerns have increased as this higher interest rate environment created a dramatically higher cost of capital for both small and large businesses.

This particular period forced investors to endure higher rates as future Fed policy expectations remained hawkish, opaque and complex in nature. In reaction to the Fed’s consistent rhetoric potentially raising rates even more after pressing pause on their historic rate hiking campaign back in July, U.S. Treasury yields moved higher sparking many investors to take profits in equities. The 10-year U.S. Treasury yield surged above 5% for the first time in 16 years, causing distress in global bond and equity markets. However, I was encouraged that amidst the volatility and by the end of this time period, interest rates did relent and move significantly lower in yields which provided a much-needed reprieve for borrowers. Economic resiliency and consumer confidence also assisted equity markets in recovering from the three consecutive months of selling pressure from August through October. In November, the S&P 500 rebounded 8.9%, one of its 20 best monthly performances in history, as investors reacted to better-than-expected earnings and encouraging economic data. Specifically, reports showed that inflation and the labor market continued to cool in October, fueling hopes that the Federal Reserve may be done raising interest rates. That leaves the door open for rate cuts next year, which would likely act as an accelerant on the economy. As the new year approaches, I remain cautiously optimistic while acknowledging that there are potential risks on the horizon, including Fed policy missteps, geopolitical tensions escalating further, and an economic slowdown.

As of the end of November 2023, the S&P 500 has posted a total return of 20.80% for the year, well above its average annual return of around 10%. Technology, communication services and consumer discretionary stocks have notched big rebounds in 2023. So have growth stocks in general. One key factor during this timeframe has been the meteoric investor shift in focus from rising interest rates to the expectations of rate cuts as soon as early 2024.

The ESSIX (Essential 40 Stock Fund) returned 13.56% for the 6-month period beginning June 1, to November 30, 2023. This corresponds with The Essential 40 Stock Index™ Total Returni gain of 14.1%, which the Fund seeks to track. The Fund outperformed the benchmark S&P 500TR indexii by 3.39%, which returned 10.17% for the reporting period.

The year-to-date return for the Fund (ESSIX) through November 30th, was 19.72% with the benchmark S&P 500TR capturing a 20.80% return for the same time period.

Looking ahead to the second half of the fiscal year, bond market leadership should be a prevailing undercurrent. The Federal Reserve has recognized the significant downtick in inflationary data and has certainly “pivoted” on policy outlook. The Fed moving from hawkish to dovish is deliberate and intentional move by Fed Chairman Powell and colleagues as they attempt to navigate a “soft-landing” for the U.S. economy. Interest rate reductions are roughly forecasted to be around 100-125 basis points in cuts. This shift in interest rate environment could create mean-reversion opportunities for certain stocks deemed essential to the U.S. economy and the American way of life. This shifting dynamic should benefit equal-weight strategies such as the Essential 40 Stock Fund.

We appreciate your continued support of the Essential 40 Stock Fund (ESSIX), and we look forward to providing a value add to your financial goals.

Sincerely,

Jeff Kilburg
CEO

[i]	The Essential 40 Stock Index Total Return - Total Return, is a gross total return index of FSH Trading, LLC (“FSH”). The index is calculated and distributed by Solactive AG. The Essential 40 Stock Index™ Total Return, is an index of companies providing goods and services that are deemed essential to the American economy and way of life. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

ii	S&P 500 Total Return Index (S&P 500TR) - The S&P 500 Total Return Index, or the Standard & Poor’s 500 Total Return Index, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ, which also assumes that any cash distributions (i.e. dividends) are reinvested back into the index.

The commentary represents the opinion of ADVISOR as of 11/30/2023 and is subject to change based on market and other conditions. These opinions are not intended to be a forecast of future events, a guarantee of future results or investment advice. Any statistics contained here have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

Investors are not able to invest directly in the indices referenced and unmanaged index returns do not reflect any fees, expenses or sales charges. The referenced indices are shown for general market comparisons.

3015-NLD-01/11/2024

Essential 40 Stock Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2023

The Fund’s performance figures(*) for the year ended November 30, 2023, compared to its benchmark:

			Annualized
	6 Month	One Year	Five Year	Since Inception**
Class I	13.56%	13.74%	10.01%	6.25%
S&P 500 Total Return Index^	10.17%	13.84%	12.51%	11.51%
The Essential 40 Stock Index Total Return ǂ	14.10%	14.61%	10.76%	12.88%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions. Total returns would have been lower had the Advisor not waived its fees or reimbursed other expenses. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 1.24% for Class I shares per the October 1, 2023 prospectus. For performance information current to the most recent month-end, please call toll-free 1-844-767-3863.

**	Inception date is June 6, 2014. Start of performance is June 11, 2014.

^	S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

ǂ	The Essential 40 Stock Index™ Total Return, is a gross total return index of FSH Trading, LLC. The index is calculated and distributed by Solactive AG. The Essential 40 Stock Index™ Total Return, is an index of companies providing goods and services that are deemed essential to the American economy and way of life. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. On December 4, 2017, the Fund changed its principal investment strategy. Performance prior to December 4, 2017 reflects the performance of the Fund under its previous investment strategy. Effective that date it changed its secondary benchmark to the Essential 40 Stock Index™ Total Return rather than the CBOE VIX Tail Hedge Index to correspond with the Fund’s revised principal investment strategy.

Top Ten Holdings by Industry+ as of November 30, 2023:
Software	11.3%
Internet Media & Services	8.6%
Oil & Gas Producers	7.1%
Technology Services	7.0%
Transportation & Logistics	5.1%
Insurance	4.7%
Aerospace & Defense	4.5%
Health Care Facilities & Services	4.0%
Wholesale - Consumer Staples	3.8%
Other Industries	43.7%
Other Assets in Excess of Liabilities	0.2%
100.0%

+	Based on Total Net Assets as of November 30, 2023

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

ESSENTIAL 40 STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited)
November 30, 2023

Shares		Fair Value
	COMMON STOCKS — 99.5%
	AEROSPACE & DEFENSE - 4.5%
5,998	Boeing Company (The)(a)	$1,389,317
2,725	Lockheed Martin Corporation	1,220,173
		2,609,490
	AUTOMOTIVE - 1.7%
98,576	Ford Motor Company	1,011,390

	BANKING - 2.4%
9,106	JPMorgan Chase & Company	1,421,264

	BIOTECH & PHARMA - 3.3%
7,125	Johnson & Johnson	1,101,952
25,851	Pfizer, Inc.	787,680
		1,889,632
	CABLE & SATELLITE - 2.4%
33,314	Comcast Corporation, Class A	1,395,523

	CHEMICALS - 1.5%
16,273	Nutrien Ltd.	870,117

	COMMERCIAL SUPPORT SERVICES - 2.3%
7,905	Waste Management, Inc.	1,351,676

	CONTAINERS & PACKAGING - 2.1%
33,800	International Paper Company	1,248,572

	DIVERSIFIED INDUSTRIALS - 1.7%
9,866	3M Company	977,425

	E-COMMERCE DISCRETIONARY - 3.6%
14,319	Amazon.com, Inc.(a)	2,091,862

	ELECTRIC UTILITIES - 1.9%
11,892	Duke Energy Corporation	1,097,394

See accompanying notes to financial statements.

ESSENTIAL 40 STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
November 30, 2023

Shares		Fair Value
	COMMON STOCKS — 99.5% (Continued)
	HEALTH CARE FACILITIES & SERVICES - 4.0%
13,673	CVS Health Corporation	$929,080
2,553	UnitedHealth Group, Inc.	1,411,733
		2,340,813
	HOME CONSTRUCTION - 2.6%
24,840	Masco Corporation	1,504,062

	INSTITUTIONAL FINANCIAL SERVICES - 2.7%
7,116	CME Group, Inc.	1,553,850

	INSURANCE - 4.7%
3,960	Berkshire Hathaway, Inc., Class B(a)	1,425,600
5,597	Chubb Ltd.	1,284,120
		2,709,720
	INTERNET MEDIA & SERVICES - 8.6%
14,212	Alphabet, Inc., A(a)	1,883,516
9,662	Meta Platforms, Inc., A(a)	3,160,923
		5,044,439
	MACHINERY - 2.0%
11,190	Xylem, Inc.	1,176,405

	OIL & GAS PRODUCERS - 7.1%
49,405	Enterprise Products Partners, L.P.	1,323,066
11,532	Exxon Mobil Corporation	1,184,798
10,806	Marathon Petroleum Corporation	1,612,147
		4,120,011
	RETAIL - CONSUMER STAPLES - 2.7%
2,613	Costco Wholesale Corporation	1,548,830

	RETAIL - DISCRETIONARY - 2.1%
3,936	Home Depot, Inc. (The)	1,233,897

	SEMICONDUCTORS - 3.3%
42,679	Intel Corporation	1,907,751

See accompanying notes to financial statements.

ESSENTIAL 40 STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
November 30, 2023

Shares		Fair Value
	COMMON STOCKS — 99.5% (Continued)
	SOFTWARE - 11.3%
5,508	Microsoft Corporation	$2,087,037
14,475	Oracle Corporation	1,682,140
9,261	Palo Alto Networks, Inc.(a)	2,732,829
		6,502,006
	TECHNOLOGY HARDWARE - 3.1%
9,611	Apple, Inc.	1,825,609

	TECHNOLOGY SERVICES - 7.0%
5,223	Automatic Data Processing, Inc.	1,200,872
8,714	International Business Machines Corporation	1,381,692
5,722	Visa, Inc., Class A	1,468,723
		4,051,287
	TELECOMMUNICATIONS - 2.0%
30,238	Verizon Communications, Inc.	1,159,023

	TRANSPORTATION & LOGISTICS - 5.1%
34,020	Delta Air Lines, Inc.	1,256,359
6,593	FedEx Corporation	1,706,465
		2,962,824
	WHOLESALE - CONSUMER STAPLES - 3.8%
14,653	Archer-Daniels-Midland Company	1,080,366
15,795	Sysco Corporation	1,139,924
		2,220,290
	TOTAL COMMON STOCKS (Cost $52,035,397)	57,825,162

	SHORT-TERM INVESTMENTS — 0.3%
	MONEY MARKET FUNDS - 0.3%
158,580	First American Government Obligations Fund Class X, 5.28% (Cost $158,580)(b)	158,580

	TOTAL INVESTMENTS - 99.8% (Cost $52,193,977)	$57,983,742
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.2%	139,324
	NET ASSETS - 100.0%	$58,123,066

LTD	- Limited Company

(a)	Non income producing security.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2023.

See accompanying notes to financial statements.

Essential 40 Stock Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
November 30, 2023

Assets:
Investments in Securities at Fair Value (at cost $52,193,977)	$57,983,742
Cash Deposits with Broker	23
Dividends and Interest Receivable	157,471
Prepaid Expenses and Other Assets	22,576
Total Assets	58,163,812

Liabilities:
Investment Advisory Fees Payable	7,264
Payable to Related Parties	8,106
Payable for Fund Shares Redeemed	1,653
Payable for Audit and Tax fees	12,821
Accrued Expenses and Other Liabilities	10,902
Total Liabilities	40,746

Net Assets	$58,123,066

Composition of Net Assets:
Net Assets consisted of:
Paid-in-Capital	$52,666,834
Accumulated Gains	5,456,232
NET ASSETS	$58,123,066

Net Asset Value, Offering and Redemption Price Per Share
Class I Shares:
Net Assets	$58,123,066
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	4,257,798
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$13.65

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended November 30, 2023

Investment Income:
Dividend Income (Net of tax withholding of $3,386)	$587,310
Interest Income	6,983
Total Investment Income	594,293

Expenses:
Investment Advisory Fees	136,689
Administration Fees	36,241
Transfer Agent Fees	15,114
Registration Fees	14,913
Legal Fees	14,603
Trustees’ Fees	14,283
Fund Accounting Fees	14,211
Chief Compliance Officer Fees	12,382
Audit and Tax Fees	9,523
Third Party Administrative Servicing Fees	7,042
Printing Expense	5,266
Insurance Expense	3,240
Custody Fees	2,758
Miscellaneous Expenses	1,755
Total Expenses	288,020
Less: Fees Waived by Adviser	(96,517)
Net Expenses	191,503
Net Investment Income	402,790

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	46,097
Net Change in Unrealized Appreciation on Investments	6,397,138
Net Realized and Unrealized Gain on Investments	6,443,235

Net Increase in Net Assets Resulting From Operations	$6,846,025

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	November 30, 2023	May 31, 2023
Operations:	(Unaudited)
Net Investment Income	$402,790	$734,531
Net Realized Gain on Investments	46,097	1,829,741
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,397,138	(3,263,920)
Net Increase (Decrease) in Net Assets Resulting From Operations	6,846,025	(699,648)

Distributions to Shareholders:
Class I Shares:
Total Distributions Paid	—	(3,876,973)
Net Decrease in Net Assets From Distributions to Shareholders	—	(3,876,973)

Beneficial Interest Transactions:

Class I Shares:
Proceeds from Shares Issued	6,325,467	42,104,482
Distributions Reinvested	—	3,773,594
Cost of Shares Redeemed	(5,546,317)	(21,390,860)
Total Class I Transactions	779,150	24,487,216

Net Increase in Net Assets Resulting From Beneficial Interest Transactions	779,150	24,487,216

Increase in Net Assets	7,625,175	19,910,595

Net Assets:
Beginning of Year	50,497,891	30,587,296
End of Year	$58,123,066	$50,497,891

Share Activity:
Class I Shares:
Shares Issued	483,404	3,331,629
Shares Reinvested	—	319,525
Shares Redeemed	(427,899)	(1,744,567)
Net Increase in shares of beneficial interest outstanding	55,505	1,906,587

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Class I
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	November 30, 2023		May 31, 2023	May 31, 2022	May 31, 2021	May 31, 2020	May 31, 2019
	(Unaudited)
Net Asset Value, Beginning of Year	$12.02		$13.32	$14.76	$10.32	$10.17	$10.42
Activity From Investment Operations:
Net investment income (a)	0.10		0.23	0.18	0.18	0.18	0.17
Net realized and unrealized gain (loss) from investments	1.53		(0.42)	0.01	4.42	0.12 (f)	(0.29)
Total from investment operations	1.63		(0.19)	0.19	4.60	0.30	(0.12)
Distributions to shareholders from:
Net investment income	—		(0.16)	(0.20)	(0.16)	(0.15)	(0.13)
Net realized gains	—		(0.95)	(1.43)	—	—	—
Total distributions	—		(1.11)	(1.63)	(0.16)	(0.15)	(0.13)
Paid in capital from redemption fees	—		—	—	—	—	0.00 (g)
Net Asset Value, End of Year	$13.65		$12.02	$13.32	$14.76	$10.32	$10.17
Total Return (b)	13.56	% (e)	(1.27)%	0.89%	44.82%	2.76%	(1.08)%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$58,123		$50,498	$30,587	$41,693	$35,254	$28,341
Ratio of expenses to average net assets: (h)
before reimbursement (c)	1.05	% (d)	1.24%	1.29%	1.27%	1.31%	1.58%
net of reimbursement	0.70	% (d)	0.71%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets	1.47	% (d)	1.87%	1.28%	1.48%	1.63%	1.56%
Portfolio turnover rate	4	% (e)	55%	21%	102%	39%	17%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)	The amount of net realized gain per share does not agree with the amount reported in the Statement of Operations due to the timing of shareholder transactions.

(g)	Amount represents less than $0.005.

(h)	Ratio of expenses to average net assets (excluding interest expense):

before reimbursement (c)	1.05	% (d)	1.23%	1.29%	1.27%	1.31%	1.58%
net of reimbursement	0.70	% (d)	0.70%	0.70%	0.70%	0.70%	0.70%

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
November 30, 2023

1.	ORGANIZATION

Essential 40 Stock Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust II, (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company. The primary investment objective of the Fund is to seek to track, before fees and expenses, the performance of the Essential 40 Stock Index. The inception date of the Fund is June 6, 2014.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost (which approximates fair value). Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Valuation Designee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
November 30, 2023

determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2023 for the Fund’s assets and liabilities measured at fair value on a recurring basis:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$57,825,162	$—	$—	$57,825,162
Short-Term Investment	158,580	—	—	158,580
Total	$57,983,742	$—	$—	$57,983,742

*	See the Schedule of Investments for industry classification.

The Fund did not hold any Level 3 securities during the period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. The Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class. The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
November 30, 2023

portion of amounts previously withheld. The Funds will record a receivable for such tax refunds based on several factors including an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years May 31, 2021 – May 31, 2022, or expected to be taken in the Fund’s May 31, 2023 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Ohio. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex- dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment. Temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended November 30, 2023, amounted to $3,158,028 and $2,156,444, respectively, for the Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – KKM Financial LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. For the six months ended November 30, 2023, the Adviser earned advisory fees of $136,689 from the Fund.

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until September 30, 2024, so that

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
November 30, 2023

the total annual operating expenses of the Fund do not exceed 0.70% of the average daily net assets of the Class I shares. Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the six months ended November 30, 2023, the Adviser waived fees of $96,517. As of November 30, 2023, the cumulative expenses subject to recapture amounted to $636,835, of which $210,242 expires May 31, 2024, $218,117 expires May 31, 2025, and $208,476 expires May 31, 2026.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The distributor acts as the Fund’s principal underwriter in a continuous offering of Funds’ shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting and transfer agent services to the Fund. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at November 30, 2023, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	Appreciation
$53,923,038	$8,648,068	$(4,587,364)	$4,060,704

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	May 31, 2023	May 31, 2022
Ordinary Income	$641,857	$1,165,728
Long-Term Capital Gain	3,235,116	3,000,142
	$3,876,973	$4,165,870

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
November 30, 2023

As of May 31, 2023, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$516,130	$430,511	$—	$—	$—	$(2,336,434)	$(1,389,793)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gains (losses), and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships.

During the fiscal year ended May 31, 2023, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, and the use of tax equalization credits, resulted in reclassifications for the Fund for the fiscal year ended May 31, 2023, as follows:

Paid in Capital	Accumulated Loss
$921,350	$(921,350)

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of the control of the Fund, under section 2[a] 9 of the Act. As of November 30, 2023, Pershing LLC held 53.86% of the voting securities of Class I. The Fund has no knowledge as to whether all or any portion of the shares owned by Pershing LLC are also beneficially owned by Pershing LLC.

8.	RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Essential 40 Stock Fund
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2023

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 18, 2023, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Essential 40 Stock Fund (“Essential 40”) and KKM Financial, LLC (“KKM Financial”), (the “KKM Advisory Agreement”).

Based on their evaluation of the information provided by KKM Financial, in conjunction with Essential 40’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the KKM Advisory Agreement with respect to Essential 40.

In advance of the Meeting, the Board requested and received materials to assist them in considering the renewal of the KKM Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the KKM Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the KKM Advisory Agreement and comparative information relating to the advisory fee and other expenses of Essential 40. The materials also included due diligence materials relating to KKM Financial (including due diligence questionnaires completed by KKM Financial, select financial information of KKM Financial, bibliographic information regarding Essential 40’s key management and investment advisory personnel, and comparative fee information relating to Essential 40) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the KKM Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement. In considering the renewal of the KKM Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. During the discussions with KKM, the Board reviewed materials provided by KKM relating to the KKM Advisory Agreement, including a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Essential 40 including the individuals that primarily monitor and execute the investment process. The Board discussed and noted that they have met with KKM previously and were familiar with KKM’ ability to manage a fund as well as its commitment to Essential 40. The Board then discussed the extent of KKM’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered KKM’s specific responsibilities in all aspects of the day -to -day management of Essential 40 and concluded that KKM’s personnel have the qualifications and expertise to manage Essential 40. The Board also noted that KKM continued to be committed to the investment strategy put in place for Essential 40 in 2017. Additionally, the Board received responses from the representatives of KKM with respect to a series of important questions,

Essential 40 Stock Fund
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2023

including: whether KKM is involved in any lawsuits or pending regulatory actions; whether the management of other accounts conflicts with its management of Essential 40; and whether KKM has procedures in place to adequately allocate trades among its respective clients. The Board also reviewed the descriptions provided by KKM of its practices for monitoring compliance with Essential 40’s investment limitations, noting that KKM’s chief compliance officer would continually review the portfolio managers’ performance of their duties with respect to Essential 40 to ensure compliance under KKM’s compliance program. The Board then reviewed the capitalization of KKM based on financial information and other materials provided by and discussed with KKM and concluded that KKM was sufficiently well-capitalized, or that its control person had the ability to make additional contributions in order to meet its obligations to Essential 40. The Board discussed KKM’s compliance structure and broker selection process and engaged in a discussion with the Trust’s chief compliance officer regarding KKM’s business practices. The Board noted that the CCO of the Trust continued to represent that KKM’s compliance policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board also noted KKM’s representation that the prospectus and statement of additional information for Essential 40 accurately describe the investment strategies of Essential 40. The Board concluded that KKM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the KKM Advisory Agreement with respect to Essential 40 and that the nature, overall quality and extent of the management services to be provided by KKM were satisfactory.

Performance. The Board discussed the reports prepared by Broadridge and reviewed the performance of Essential 40 as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception periods ended March 31, 2023. The Board noted that performance for the one year and three year periods reflected Essential 40’s current strategy while performance for longer periods included the performance of Essential 40 under its previous investment strategy. Accordingly, the Board focused its review on the performance of Essential 40 after the investment strategy change. The Board discussed the reports prepared by Broadridge and reviewed the performance of Essential 40 as compared to its peer group, Morningstar category and the Essential 40 Stock Index (the “Index”) for the one year and three year periods ended March 31, 2023. The Board noted that Essential 40 had underperformed the Index, but outperformed the Morningstar category and peer group medians for the one year and three year periods. After further discussion, the Board concluded that the current strategy should result over time in improved longer-term performance and that current performance was acceptable.

Fees and Expenses. As to the costs of the services provided by KKM, the Board discussed the comparison of advisory fees and total operating expense data and reviewed Essential 40’s advisory fee and overall expenses compared to its peer group and Morningstar category as presented in the Broadridge Report. The Board noted that the advisory fee was below the peer group median and Morningstar category median. The Board also reviewed the contractual arrangements for Essential 40, which stated that KKM had agreed to waive or limit its advisory fee and/or reimburse expenses at least until September 30, 2024, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 0.70% of Essential 40’s average net assets for Class I shares and found such arrangements to be beneficial to shareholders. The Board concluded that the expense cap for Essential 40 was in the best interest of shareholders. It was the consensus of the Board that, based on KKM’s experience and expertise, and the services provided by KKM to Essential 40, that the advisory fee charged by KKM was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to KKM with respect to Essential 40 based on breakeven and profitability reports and analyses reviewed by the Board and

Essential 40 Stock Fund
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2023

the selected financial information provided by KKM. The Board noted that KKM continues to subsidize Essential 40 and concluded that profits from KKM’s relationship with Essential 40 were not excessive.

Economies of Scale. As to the extent to which Essential 40 will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed KKM’s expectations for growth of Essential 40. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from KKM Financial as the Trustees believed to be reasonably necessary to evaluate the terms of the KKM Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the KKM Advisory Agreement, (a) the terms of the KKM Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the KKM Advisory Agreement is in the best interests of Essential 40 and its shareholders. In considering the approval of the KKM Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that the approval of the KKM Advisory Agreement was in the best interest of Essential 40 and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement.

Essential 40 Stock Fund
EXPENSE EXAMPLES (Unaudited)
November 30, 2023

As a shareholder of the Essential 40 Stock Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2023 through November 30, 2023.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales loads, or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical
	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio	6/1/23	Value 11/30/23	During Period*	Value 11/30/23	During Period*
Essential 40 Stock Fund	0.70%	$1,000.00	$1,135.60	$3.74	$1,021.50	$3.54

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

Essential 40 Stock Fund
SUPPLEMENTAL INFORMATION (Unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Trust, on behalf of the Fund, has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the period ended November 30, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Privacy Policy

Rev. May 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-631-490-4300

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-767-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling1-844-767-3863.

Investment Adviser
KKM Financial LLC
141 W. Jackson Blvd, Suite 1711
Chicago, IL 60604

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Essential-SA23

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

/s/ Kevin Wolf

Kevin Wolf, President/Principal Executive Officer

Date 2/5/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kevin Wolf

Kevin Wolf, President/Principal Executive Officer

Date 2/5/24

/s/ Erik Naviloff

Erik Naviloff, Treasurer/Principal Financial Officer

Date 2/5/24